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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2002

VALENTIS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-22987	94-3156660
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

863A Mitten Road
Burlingame, California 94010
(Address of Principal Executive Offices)

(650) 697-1900
(Registrant's telephone number, including area code)

ITEM 9.    REGULATION FD DISCLOSURE

        On September 30, 2002, the Registrant filed its Annual Report on Form 10-K for the fiscal year ended June 30, 2002 (the "Form 10-K") with the Securities and Exchange Commission. Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the following certifications are being made to accompany the Form 10-K:

Certification of Chief Executive Officer

        Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Valentis, Inc. (the "Company") hereby certifies, to such officer's knowledge, that:

            (i)  the Annual Report on Form 10-K of the Company for the fiscal year ended June 30, 2002 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

          (ii)  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: September 30, 2002	/s/ BENJAMIN F. MCGRAW III Benjamin F. McGraw III, Pharm.D. Chief Executive Officer

        The foregoing certification is being furnished solely to accompany the Report pursuant to 18 U.S.C. § 1350, and is not being filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Certification of Principal Financial and Accounting Officer(1)

        Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Valentis, Inc. (the "Company") hereby certifies, to such officer's knowledge, that:

            (i)  the Annual Report on Form 10-K of the Company for the fiscal year ended June 30, 2002 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

          (ii)  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: September 30, 2002	/s/ JOSEPH A. MARKEY Joseph A. Markey Senior Director of Finance and Controller (Principal Financial and Accounting Officer)

        The foregoing certification is being furnished solely to accompany the Report pursuant to 18 U.S.C. § 1350, and is not being filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

(1)
No officer currently holds the title of Chief Financial Officer. Mr. Markey, the Company's Senior Director of Finance and Controller, is the principal financial and accounting officer of the Company.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 30, 2002	VALENTIS, INC.
	By:	/s/ BENJAMIN F. MCGRAW III
Name: Benjamin F. McGraw III, Pharm.D.
Its: President and Chief Executive Officer

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  ITEM 9. REGULATION FD DISCLOSURE
Certification of Chief Executive Officer
SIGNATURES